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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2006


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                        0-21069                36-3574355
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))
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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

     On July 14, 2006, Semotus received a deficiency letter from the American Stock Exchange (Amex), advising that, based upon its review of our financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, we are not in compliance with Amex' continued listing requirements. Specifically, we are not in compliance with Section 1003 (a)(iii) of the Amex Company Guide, because our stockholders' equity was less than $6,000,000 as of March 31, 2006 and we sustained losses from continuing operations and/or net losses in our five most recent fiscal years. In addition the AMEX has determined that it deems it appropriate for Semotus to effect a reverse stock split of its common stock to address its low selling price. On August 21, 2006, we submitted a written plan (the "Plan") to Amex that outlined our strategy to regain compliance with the continued listing requirements.

     On August 22, 2006, we were notified by Amex that it had received and would review our Plan. In addition, Amex notified us that upon review of our Form 10-QSB for the first fiscal quarter ended June 30, 2006, we do not meet the $4,000,000 stockholder equity requirement under Section 1003 (a)(ii) of the Amex Company Guide, because our stockholders' equity was less than $4,000,000 as of June 30, 2006 and we have sustained losses from continuing operations and/or net losses in three of our four most recent fiscal years. We have an opportunity until September 6, 2006 to supplement our Plan to indicate how we intend to regain compliance with all of the above continued listing requirements. Since the $4,000,000 stockholder equity requirement is less than the $6,000,000 stockholder equity requirement addressed in our original Plan, we believe that the Plan addresses both continued listing requirements and do not currently intend to submit a supplemental Plan.

     Amex has not provided us with a timetable for its response to our Plan. Final approval of the Plan is subject to the discretion of Amex. If our Plan is accepted, we may be able to continue our listing during the Plan period of up to 18 months, during which time we will be subject to periodic review to determine whether we are making progress consistent with the Plan.

     On August 25, 2006, we issued a press release announcing the matters discussed above. The full text of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

         99.1    Press release dated August 25, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                SEMOTUS SOLUTIONS, INC.

     Date: August 25, 2006                      By:  /s/ Anthony N. LaPine
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                                                     Anthony N. LaPine,
                                                     Chief Executive Officer